LOOMIS SAYLES DIVIDEND INCOME FUND

Supplement dated August 30, 2018 to the Loomis Sayles Dividend Income Fund Prospectus and Statement of Additional Information,

each dated April 1, 2018, as may be revised and supplemented from time to time.

On August 30, 2018, the Loomis Sayles Dividend Income Fund (the “Fund”) was liquidated.

The Fund no longer exists, and as a result, shares of the Fund are no longer available for purchase or exchange.